SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 27, 2003

                                    EGL, Inc.
             (Exact name of registrant as specified in its charter)

           Texas                       000-27288                76-0094895
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

     15350 Vickery Drive, Houston, Texas                            77032
     (Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (281) 618-3100

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

      (c) Exhibits

          The following exhibit is furnished pursuant to Item 12:

            99.1 Press Release, dated October 27, 2003, revising guidance for the period ended September 30, 2003.

Item 12. Results of Operation and Financial Condition

      The press release attached hereto as Exhibit 99.1 reports certain financial results for the third quarter of 2003.

All of the information furnished in Item 12 and the accompanying exhibit will not be incorporated by reference into any registration statement filed by EGL under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by EGL, that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of EGL or any of its affiliates.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2003                        EGL, INC.

                                              By: /s/ Elijio V. Serrano
                                                  -----------------------------
                                                  Elijio V. Serrano
                                                  Chief Financial Officer